UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

FANSPORT INC.

(Exact name of registrant has specified in its charter)

Florida	45-0966109
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

5020 Woodland Drive, Placerville, CA	95667
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

not applicable	not applicable

If this form related to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   ☐

If this form related to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.   ☒

Securities Act registration statement file number to which this form relates:  333-173745  (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.0001

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

A description of the common stock is hereby incorporated by reference to the Registration Statement on Form S-1, SEC File No. 333-173745.

Item 2.  Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of FanSport, Inc. (1)
3.2	Bylaws of FanSport Inc. (1)
4.1	Specimen Stock Certificate of FanSport Inc. (1)

(1)  Incorporated by reference to the Registration Statement on Form S-1, SEC File No. 333-173745, as amended, as declared effective by the SEC on August 12, 2011.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

FANSPORT INC.

October 10, 2012

By: /s/ Kristen Cleland

Kristen Cleland, Chief Executive Officer